UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )
Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[x ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12

                     PUBLIX SUPER MARKETS, INC.
            -----------------------------------------------
            (Name of Registrant as Specified in its Charter)

  -----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

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2)  Form, Schedule or Registration Statement No.:

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3)  Filing Party:

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4)  Date Filed:

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


                         PUBLIX SUPER MARKETS, INC.




Corporate Office                                      Mailing Address
3300 Publix Corporate Parkway                         P.O. Box 407
Lakeland, Florida 33811                               Lakeland, Florida 33802


2006 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2006


To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida corporation (the "Company"), will be held at the corporate office of the Company, 3300 Publix Corporate Parkway, Lakeland, Florida, on Tuesday, April 18, 2006, at 9:30 a.m. for the following purposes:


1.   To elect a Board of Directors as described on page 1;

2. To approve an amendment to the Restated Articles of Incorporation to increase the authorized number of shares of the Company's common stock from 300,000,000 to 1,000,000,000, to allow for a 5-for-1 stock split as described on page 14;

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please vote your shares by completing, signing, dating and promptly mailing the enclosed proxy card in the envelope provided.

By order of the Board of Directors,

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary


Lakeland, Florida
March 1, 2006

                            2006 PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement is being mailed on or about March 16, 2006, to the stockholders of Publix Super Markets, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on April 18, 2006, or any adjournments thereof. The cost of the enclosed proxy is borne by the Company.

VOTING SECURITIES OUTSTANDING

     As of February 9, 2006, there were 168,734,156 shares of common stock of the Company outstanding. Each share is entitled to one vote.
     Only stockholders of record as of the close of business on February 9, 2006, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

     A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Company at the corporate office of the Company, 3300 Publix Corporate Parkway, Lakeland,
Florida 33811, or by mailing it to the Company at P.O. Box 407, Lakeland, Florida 33802-0407. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.
     The proxy cards will be tabulated by employees of the Company. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum. The affirmative vote of a plurality of the votes cast is required for the election of directors. A properly executed proxy marked "WITHHOLD VOTES" for the election of all nominees for director or a particular nominee or nominees for director will not be voted for the director nominee or nominees indicated. A proxy marked "WITHHOLD VOTES" will be counted for purposes of determining whether there is a quorum. The amendment to increase the number of the Company's authorized shares of common stock to allow for a 5-for-1 stock split and any other matter submitted to a vote of the stockholders will be approved if the votes cast in favor of the matter are greater than the votes cast in opposition to the matter.

ELECTION OF DIRECTORS

     The Company's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at ten members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, E. Vane McClurg, Kelly E. Norton and Maria A. Sastre. All nominees are currently directors of the Company. Management of the Company recommends a vote FOR all the nominees. The proxies will be voted FOR the election of the ten nominees unless the stockholder specifies otherwise.
     The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified. If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unable or unwilling to serve.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

     The following information set forth for each of the nominees for election to the Board of Directors includes such person's principal occupation presently and during the last five years, other information, period of service as director of the Company and age.

 Carol       Carol Jenkins Barnett
 Jenkins     Chairman of the Board and President of Publix Super Markets
 Barnett     Charities, Inc.
 (Photo)     Director since 1983.  Age 49.


 Hoyt R.     Hoyt R. Barnett
 Barnett     Vice Chairman of the Company and Trustee of the Employee
 (Photo)     Stock Ownership Plan.
             Director since 1985.  Age 62.


 Joan G.     Joan G. Buccino
 Buccino Professor of Economics since 1991 for Florida Southern (Photo) College (Lakeland, Florida). Previously, Chair of the Social
             Science  Division  from August 1997 to August  2003.  Served as
             Vice  President  and Interim  Dean of the College  during 2001.
             Also  has  held the  Dorotha  C.  Tanner  Chair  in  Ethics  in
             Business and Economics since 1994.
             Director since 2002.  Age 68.


William E.   William E. Crenshaw
Crenshaw     President of the Company.
(Photo)      Director since 1990.  Age 55.


Sherrill W.  Sherrill W. Hudson
 Hudson Chairman of the Board and Chief Executive Officer of TECO (Photo) Energy, Inc. since July 2004. Previously, Managing Partner,
             Deloitte   &   Touche   LLP,   a  firm  of   certified   public
             accountants,   Miami,  Florida  from  1983  until  retiring  in
             August  2002.  Serves  on the  Audit  Committee  as  the  Audit
             Committee financial expert. Currently serves as a Director of TECO Energy, Inc. and The Standard Register Company.
             Director since 2003.  Age 63.

Charles H.   Charles H. Jenkins, Jr.
Jenkins, Jr. Chief  Executive   Officer  of  the  Company  since  May  2001.
(Photo)      Previously,  Chairman  of the  Executive  Committee  and  Chief
             Operating Officer to May 2001.
             Director since 1974.  Age 62.


Howard M.    Howard M. Jenkins
Jenkins      Chairman  of  the  Board  of  the   Company   since  May  2001.
(Photo)      Previously,   Chairman   of  the  Board  and  Chief   Executive
             Officer.
             Director since 1977.  Age 54.


E.Vane       E. Vane McClurg
McClurg      Attorney-at-law,   law  firm  of  Hahn  McClurg,  P.  A.  since
(Photo)      January 2006.  Previously,  Attorney-at-law,  law firm of Hahn,
             McClurg, Watson, Griffith & Bush.
             Director since 1988.  Age 64.


Kelly E.     Kelly E. Norton
Norton       Independent   business  advisor  and  consultant.   Previously,
(Photo)      President   and  Chief   Executive   Officer  of  Florida  Tile
             Industries,  Inc.  (formerly  Sikes  Corporation)  from 1982 to
             1994.  Also  served as a Director of Florida  Tile  Industries,
             Inc. from 1980 to 1990.
             Director since 2001.  Age 67.


Maria A.     Maria A. Sastre
Sastre       Vice President,  International - Latin America and Asia,  Sales
(Photo)      and Marketing for Royal Caribbean  International  and Celebrity
             Cruises,  a  unit  of  Royal  Caribbean  Cruises,  Ltd.,  since
             January  2005.   Previously,   Vice   President,   Total  Guest
             Satisfaction  Services and Vice President,  Fleet  Operations -
             Hotel for Royal  Caribbean  International  from  April  2000 to
             December 2004.  Held various  positions  with United  Airlines,
             Inc. from 1992 to 1999. Currently serves as a Director of Darden Restaurants, Inc. and Laidlaw International, Inc.
             Director since 2005.  Age 50.


Carol Jenkins Barnett and Howard M. Jenkins are siblings. Hoyt R. Barnett is the husband of Carol Jenkins Barnett and brother-in-law of Howard M. Jenkins. William E. Crenshaw is the nephew of Carol Jenkins Barnett and Howard M. Jenkins. Charles H. Jenkins, Jr. is the cousin of Carol Jenkins Barnett, Howard
M. Jenkins and William E. Crenshaw.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

MEETINGS

     The Board of Directors held four meetings during 2005. All directors attended all meetings of the Company's Board of Directors held in 2005, except one director who missed the Board of Directors meeting held on August 3, 2005. In addition, directors maintained 100% attendance at all Board Committee meetings. The Company does not have a specific policy regarding director attendance at the Annual Meeting of Stockholders; however, all directors attended the last Annual Meeting of Stockholders on April 12, 2005. Prior to the Annual Meeting of Stockholders on April 12, 2005, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Mark C. Hollis, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, E. Vane McClurg and Kelly E. Norton. Subsequent to the Annual Meeting of Stockholders on April 12, 2005, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, E. Vane McClurg, Kelly E. Norton and Maria A. Sastre. The Board of Directors has determined that Joan G. Buccino, Sherrill W. Hudson, Kelly E. Norton and Maria
A.  Sastre  are  independent  as  defined  by the  rules of the New  York  Stock
Exchange.

COMMITTEES

     The Board of Directors had the following committees during 2005, each of which is described below: Executive, Compensation, Audit, Corporate Governance and Nominating.
     The Executive Committee's primary responsibility is to act on behalf of the Board of Directors between meetings of the Board. During 2005, the Executive Committee held six meetings and consisted of Hoyt R. Barnett, William E. Crenshaw, Charles H. Jenkins, Jr., Chairman and Howard M. Jenkins.
     The Compensation Committee has responsibility for reviewing and setting the salary and benefits structure of the Company with respect to its executive officers. The Compensation Committee operates under a written charter. During 2005, the Compensation Committee held five meetings and consisted of Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman, all of whom are independent as defined by the rules of the New York Stock Exchange.
     The Audit Committee has responsibility to the Board of Directors for assessing the processes related to the Company's risk and control environment, overseeing the financial reporting and evaluating the internal and independent audit processes. The Audit Committee operates under a written charter, a copy of which was attached as an appendix to the 2004 Proxy Statement. During 2005, the Audit Committee held five meetings and consisted of Joan G. Buccino, Sherrill W. Hudson, Chairman and Kelly E. Norton, all of whom are independent as defined by Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange. Mr. Hudson serves as the Audit Committee financial expert.
     The Corporate Governance Committee has responsibility for reviewing and reporting to the Board of Directors on matters of corporate governance such as practices, policies and procedures affecting directors and the Board's operations and effectiveness. The Corporate Governance Committee operates under a written charter. During 2005, the Corporate Governance Committee held five meetings. Prior to the annual Organizational Board of Directors meeting on May 18, 2005, the Corporate Governance Committee held three meetings and consisted of Joan G. Buccino, E. Vane McClurg, Chairman, Kelly E. Norton and Sherrill W. Hudson. Subsequent to the annual Organizational Board of Directors meeting on May 18, 2005, the Corporate Governance Committee held two meetings and consisted of Joan G. Buccino, E. Vane McClurg, Chairman, Kelly E. Norton and Maria A. Sastre. A majority of the Corporate Governance Committee members serving during the year are independent as defined by the rules of the New York Stock Exchange and all are outside directors as defined by the Company's Corporate Governance Guidelines.
     The Nominating Committee has responsibility for reviewing and reporting to the Board of Directors on matters of Board nominations. This includes reviewing potential candidates and proposing nominees to the Board of Directors. The Nominating Committee operates under a written charter, a copy of which was attached as an appendix to the 2004 Proxy Statement. During 2005, the Nominating Committee held one meeting. There were no meetings of the Nominating Committee in 2005 prior to the annual Organizational Board of Directors meeting on May 18, 2005. Subsequent to the annual Organizational Board of Directors meeting on May 18, 2005, the Nominating Committee

INFORMATION   CONCERNING   THE  BOARD  OF  DIRECTORS   AND  ITS   COMMITTEES
(Continued)

held one meeting and consisted of Hoyt R. Barnett, Chairman, Howard M. Jenkins and E. Vane McClurg. The Nominating Committee members are not independent as defined by the rules of the New York Stock Exchange. In the opinion of the Board, each Nominating Committee member has the ability to make objective decisions independent of the interests of management.
     The Company has no specific policy regarding the consideration of any director candidates recommended by stockholders. However, the Nominating Committee considers suggestions for director candidates from several sources, including stockholders. In general, candidates must meet minimum qualifications for directors as set forth in the Company's Corporate Governance Guidelines. The candidates also must have any additional qualifications identified by the Nominating Committee as may be currently required to maintain the appropriate balance of knowledge, experience and expertise on the Board of Directors. Candidate suggestions, together with appropriate biographical information, should be sent to the Chairman of the Nominating Committee, c/o Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida, 33802-0407.
     In evaluating candidates for the Board of Directors, the Nominating Committee considers that it is the Board of Directors' objective to maintain a balance of business experience in order to maximize the effectiveness of the Board of Directors. The Nominating Committee also considers the specific skills necessary for candidates to effectively participate on certain Board committees. The candidates should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. In addition, selection criteria may include, but not necessarily be limited to:

o   No conflict of interest;
o Willingness to devote adequate time and effort to Board responsibilities;
o   Ability to work with current Board of Directors;
o   Ability to assess corporate strategy;
o   Willingness to provide management oversight;
o   Broad business experience, judgment and leadership;
o Significant years of management experience in a senior policy-making position;
o   Knowledge of the supermarket business or other retail business; and
o Knowledge of business trends, including, but not limited to, relevant regulatory affairs.

COMMUNICATION WITH DIRECTORS

     Any stockholder or other party interested in communicating with the Board of Directors, either as a group or with an individual member of the Board of Directors, may do so by writing c/o Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida, 33802-0407. All communications to the Board of Directors or a specified individual director will be provided to the Board of Directors or the specified individual director at the next Board meeting following receipt of the communication. However, if the Secretary determines the nature of the communication requires the immediate attention of the Board of Directors or the specified individual director, the communication will be provided as soon as reasonably possible.

COMPENSATION OF DIRECTORS

     During the first and second quarter of 2005, non-employee directors received a quarterly retainer of $10,000 for serving on the Board of Directors and members of the Audit Committee received a quarterly retainer of $2,500 for serving on the Audit Committee. Beginning in the third quarter of 2005, non-employee directors receive a quarterly retainer of $10,500 for serving on the Board of Directors, members of the Audit Committee receive a quarterly retainer of $2,500 for serving on the Audit Committee and members of the Corporate Governance Committee receive a quarterly retainer of $1,250 for serving on the Corporate Governance Committee. The Company has a Non-Employee Directors Stock Purchase Plan for the benefit of eligible directors. Under the plan, non-employee directors may purchase shares of the Company's common stock at the current fair market value during specific time periods directly from the Company. The provisions of this plan are generally the same as the provisions of the Employee Stock Purchase Plan.

BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth certain information about the shares of the Company's common stock beneficially owned as of the close of business on February 9, 2006, by each of the Company's nominees for director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group. Additionally, the table includes the persons (including any group deemed a "person" under Rule 13d-3 of the Securities Exchange Act of 1934 (the "Act")) known by the Company to be a beneficial owner of more than 5% of the Company's outstanding common stock.


                                        Number of shares
                                         of common stock           Percent
                                     beneficially owned as of        of
Name of beneficial owner              February 9, 2006 (1)          class
----------------------------------------------------------------------------


Carol Jenkins Barnett                       9,800,907 (2)             5.81

Hoyt R. Barnett                             1,266,190 (3)              *

Joan G. Buccino                                 2,190                  *

William E. Crenshaw                         2,191,410 (4)             1.30

Sherrill W. Hudson                              2,500 (5)              *

Charles H. Jenkins, Jr.                     2,161,334 (6)             1.28

Howard M. Jenkins                           4,858,886 (7)             2.88

E. Vane McClurg                             1,124,744 (8)              *

Kelly E. Norton                                 2,825                  *

Maria A. Sastre                                   302                  *

David P. Phillips                              49,450 (9)              *

Daniel M. Risener                              62,586 (10)             *

Employee Stock Ownership Plan              52,060,694 (11)           30.85

401(k) Plan                                 8,631,089 (12)            5.12

All directors and executive officers
  as a group (38)                          21,147,597 (13)           12.53




* Shares represent less than 1% of common stock. Note references are explained on pages 7 and 8.

(1) As used in the table on the preceding page, "beneficial ownership" means the sole or shared voting or investment power with respect to the Company's common stock. Unless otherwise indicated, the individual has sole voting and investment power with respect to the shares shown as beneficially owned. For participants in the Company's Employee Stock Ownership Plan (the "ESOP"), holdings include shares allocated to their individual ESOP accounts, over which each participant exercises sole voting power and shared  investment  power.  In  accordance  with the  beneficial  ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity. The address for all beneficial owners is 3300 Publix Corporate Parkway, Lakeland, Florida 33811 with a mailing address of P.O. Box 407, Lakeland, Florida 33802-0407.

(2) Carol Jenkins Barnett has sole voting and investment power over 8,682,485 shares of common stock which are held directly and sole voting and investment power over 3,022 shares of common stock which are held indirectly. Total shares beneficially owned include 1,115,400 shares of common stock also shown as beneficially owned by her husband, Hoyt R.
     Barnett, but exclude all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett has sole voting and investment power over 101,821 shares of common stock which are held directly and sole voting and investment power over 48,969 share of common stock which are held indirectly. Total shares beneficially owned include 1,115,400 shares of common stock also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares beneficially owned by Carol Jenkins Barnett, as to which Hoyt
     R. Barnett disclaims beneficial ownership. Total shares beneficially owned by Hoyt R. Barnett exclude 52,060,694 shares of common stock owned by the ESOP, as to which Hoyt R. Barnett disclaims beneficial ownership as Trustee of the ESOP.

(4) William E. Crenshaw has sole voting and investment power over 518,781 shares of common stock which are held directly, sole voting and investment power over 1,631,210 shares of common stock which are held indirectly, sole voting and shared investment power over 32,563 shares of common stock which are held indirectly and shared voting and investment power over 8,856 shares of common stock which are held indirectly.

(5) Sherrill W. Hudson has sole voting and investment power over 500 shares of common stock which are held directly and shared voting and investment power over 2,000 shares of common stock which are held directly.

(6) Charles H. Jenkins, Jr. has sole voting and investment power over 1,167,814 shares of common stock which are held directly, sole voting and investment power over 545,321 shares of common stock which are held indirectly, sole voting and shared investment power over 63,407 shares of common stock which are held indirectly, shared voting and investment power over 596 shares of common stock which are held directly and shared voting and investment power over 384,196 shares of common stock which are held indirectly.

(7) Howard M. Jenkins has sole voting and investment power over 664,130 shares of common stock which are held directly, sole voting and investment power over 162,713 shares of common stock which are held indirectly, sole voting and shared investment power over 38,027 shares of common stock which are held indirectly and shared voting and investment power over 3,994,016 shares of common stock which are held indirectly. Total shares beneficially owned by Howard M. Jenkins exclude 1,614,374 shares of common stock owned by a limited partnership, as to which Howard M. Jenkins disclaims beneficial ownership as a limited partner.

(8) E. Vane McClurg has sole voting and investment power over 1,099,744 shares of common stock which are held directly, sole voting and investment power over 15,000 shares of common stock which are held indirectly and shared voting and investment power over 10,000 shares of common stock which are held indirectly.

(9) David P. Phillips has sole voting and investment power over 25,620 shares of common stock which are held directly, sole voting and investment power over 5,705 shares of common stock which are held indirectly, sole voting and shared investment power over 11,125 shares of common stock which are held indirectly and shared voting and investment power over 7,000 shares of common stock which are held directly.

(10) Daniel M. Risener has sole voting and investment power over 1,300 shares of common stock which are held directly, sole voting and shared investment power over 46,354 shares of common stock which are held indirectly, shared voting and investment power over 2,500 shares of common stock which are held directly and shared voting and investment power over 12,432 shares of common stock which are held indirectly.

(11) Hoyt R. Barnett is Trustee of the ESOP which is the record owner of 52,060,694 shares of common stock over which he has shared investment power. The Trustee exercises sole voting power over 1,190,204 shares of common stock in the ESOP because such shares have not been allocated to participants' accounts. For ESOP shares allocated to participants' accounts, the Trustee will vote the shares as instructed by participants. Additionally, the Trustee will vote the ESOP shares for which no instruction is received.

(12) Tina P. Johnson is Trustee of the Company's common stock held in the 401(k) Plan which is the record owner of 8,631,089 shares of common stock over which she has sole voting and shared investment power.

(13) As a group, the directors and executive officers have shared voting and/or shared investment power over 6,230,373 shares of common stock.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Company believes that its officers, directors and stockholders complied with the
Section 16 filing requirements except as follows. Reports filed by the following persons did not reflect their direct or indirect beneficial ownership of certain shares or changes therein: David E. Bridges (2004 - one Form 4 and one Form 5) and Maria A. Sastre (2005 - one Form 4). Upon learning of the omissions, Mr. Bridges and Ms. Sastre promptly filed the necessary reports to reflect the required information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2005, the Company purchased approximately $2,272,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins and Carol Jenkins Barnett, aunt of William
E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.
     During 2005, the Company paid approximately $205,000 to the law firm of Hahn, McClurg, Watson, Griffith & Bush for legal services. E. Vane McClurg is a director and continues to provide legal services to the Company.
     In the opinion of management, the terms of the foregoing transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Compensation Committee members, who were all directors of the Company during 2005, include: Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman. There were no interlocks of the executive officers or directors of the Company serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has responsibility for reviewing and setting the salary and benefits structure of the Company with respect to its executive officers. The compensation for the named executive officers, including the Chief Executive Officer (CEO), includes a base salary and an incentive bonus.
     The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Company's management, (2) the compensation levels of supermarket chains in the Company's Peer Group Index, taking into account the size and financial performance of the Company, (3) anticipated competitive operating conditions and
(4) overall economic conditions. Charles H. Jenkins, Jr.'s annual base salary was increased by approximately 13.5% to $609,930. This increase was heavily influenced by factor (2) above, the compensation levels of supermarket chains in the Company's Peer Group Index, taking into account the size and financial performance of the Company. The most recently available base salaries of the CEOs in the Company's Peer Group Index range from $560,000 to $1,405,000. The lowest CEO base salary is for a supermarket chain with approximately $2 billion in sales. The financial performance of the Company has been significantly better than the performance of the supermarket chains in the Company's Peer Group Index.
     Bonuses are paid generally once per year in the year following the year earned. The incentive bonus plan covers approximately 390 management employees. The Company's incentive bonus plan is based on a target bonus equal to two months pay for all full incentive bonus participants (participants generally transition in to the incentive bonus over a two year period). The formula for the incentive bonus plan is based on the Company achieving its sales and profit goals for the fiscal year and thus paying the target bonus. The incentive bonus would be more or less than the target bonus based on the Company's actual results compared to its sales and profit goals. There is no incentive bonus unless greater than 80% of the target profit is achieved. In general, the bonus pool is allocated among the participating management employees, including the named executive officers, according to their relative base compensation amounts paid to them during the calendar year for which the incentive bonus is being paid. The bonuses compensate the management employees for their services during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. Although the Company has a defined method for calculating the incentive bonus, the Company's Executive Committee retains the right to alter or discontinue the incentive bonus plan at its discretion at any time for all or any participating employees except for the Company's executive officers. Any changes to the incentive bonus plan for all or any of the executive officers are at the discretion of the Compensation Committee. For fiscal 2005, based on the application of the parameters of the incentive bonus plan, the Compensation Committee awarded Charles H. Jenkins, Jr. the bonus of $182,966 as set forth in the following Summary Compensation Table.
     The compensation earned by the executive officers named in the following Summary Compensation Table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains in the Company's Peer Group Index included in the performance graphs on pages 13 and 14.
     This report is submitted by the following members of the Compensation Committee at the end of 2005: Joan G. Buccino, Sherrill W. Hudson, and Kelly E. Norton, Chairman.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company's CEO and the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 2005 and for services rendered in all capacities to the Company during the years ended 2005, 2004 and 2003:


                                                     SUMMARY COMPENSATION TABLE

                                                                                          Long-Term Compensation
                                                                                    ----------------------------------
                                         Annual Compensation                              Awards               Payouts
                                --------------------------------------------------  ----------------------     -------
                                                                           Other
                                                                           Annual   Restricted                            All Other
Name and Principal Position                                                Compen-    Stock       Options/     LTIP       Compen-
( ) Years of Service            Year    Salary     Bonus (1)    Total      sation     Award       SARs (#)     Payouts    sation (2)
------------------------------------------------------------------------------------------------------------------------------------


Charles H.Jenkins, Jr.(36)      2005  $609,930   $182,966      $792,896       --        --            --          --       $26,206
  Chief Executive Officer       2004   537,550    176,381       713,931       --        --            --          --        22,132
  and Director                  2003   485,825     58,242       544,067       --        --            --          --        19,985

William E.Crenshaw (31)         2005  $510,125   $153,027      $663,152       --        --            --          --       $26,206
  President and Director        2004   443,000    145,357       588,357       --        --            --          --        22,132
                                2003   405,600     48,624       454,224       --        --            --          --        19,985

David P. Phillips (21)          2005  $408,100   $122,422      $530,522       --        --            --          --       $26,206
  Chief Financial Officer       2004   352,000    115,498       467,498       --        --            --          --        22,132
  and Treasurer                 2003   305,000     36,564       341,564       --        --            --          --        19,985

Hoyt R. Barnett (37)            2005  $309,000    $92,694      $401,694       --        --            --          --       $26,206
  Vice Chairman and             2004   297,750     97,698       395,448       --        --            --          --        22,132
  Director                      2003   287,625     34,481       322,106       --        --            --          --        19,985

Daniel M. Risener (43)          2005  $289,050    $86,709      $375,759       --        --            --          --       $26,206
  Senior Vice President and     2004   261,600     85,836       347,436       --        --            --          --        22,132
  Chief Information Officer     2003   251,500     30,151       281,651       --        --            --          --        19,985



(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.
(2) Amounts in this column include the Company's contribution to the ESOP and the 401(k) Plan.


OTHER COMPENSATION

     The Company has a trusteed, noncontributory defined contribution plan, the ESOP, for the benefit of eligible employees. The amount of the Company's discretionary contribution to the ESOP is determined annually by the Board of Directors and can be made in Company common stock or cash. The Company's contribution to this plan is allocated to all participants on the basis of compensation and the plan does not discriminate, in scope, terms, or operation, in favor of officers. Non-employee directors of the Company's Board of Directors do not participate in the plan. Amounts earned for 2005, 2004 and 2003 under the plan by the CEO and the four most highly compensated executive officers other than the CEO are listed in the Summary Compensation Table.
     The Company has a 401(k) plan for the benefit of eligible employees. The 401(k) plan is a voluntary defined contribution plan. Eligible employees may contribute up to 10% of their eligible annual compensation, subject to the maximum contribution limits established by Federal law. The Company may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 2005, 2004 and 2003, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages, not to exceed a maximum match of $750 per employee. The match, which is determined as of the last day of the plan year and paid in the subsequent year, is in common stock of the Company. The plan does not discriminate, in scope, terms, or operation, in favor of officers. Non-employee directors of the Company's Board of Directors do not participate in the plan. The match earned for 2005, 2004 and 2003 under the plan by the CEO and the four most highly compensated executive officers other than the CEO are listed in the Summary Compensation Table.
     The Company's group health and dental insurance plans are available to eligible full-time and part-time employees and the group life insurance plan and long-term disability plan are available to eligible full-time employees. These plans do not discriminate, in scope, terms, or operation, in favor of officers. Non-employee directors of the Company's Board of Directors do not participate in the plans.
     All compensation paid to executive officers during 2005, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

AUDIT COMMITTEE REPORT

     At the end of 2005, the Audit Committee of the Company's Board of Directors was comprised of three Board members who were not involved in the current management of the Company. The Audit Committee members are independent as defined by the rules of the New York Stock Exchange.
     The roles and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors. A copy of the charter was attached as an appendix to the 2004 Proxy Statement. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval.
     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and an audit of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee monitors and oversees these processes as described in the Audit Committee charter.
     The Audit Committee reviewed and discussed with management and the Company's independent registered public accounting firm the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005. The Audit Committee also discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit
Committee received the written disclosures from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent registered public accounting firm its independence.

     Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.
     This report is submitted by the following members of the Audit Committee at the end of 2005: Joan G. Buccino, Sherrill W. Hudson, Chairman, and Kelly E. Norton.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG LLP was the Company's independent registered public accounting firm during 2005. The Audit Committee will make its recommendation to the Board of Directors as to the Company's independent registered public accounting firm for 2006 later this year.
     Representatives of KPMG LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
     The fees of the Company's independent registered public accounting firm, KPMG LLP, for the indicated services performed for the fiscal years ended December 31, 2005 and December 25, 2004, were as follows:

      Amounts are in thousands.                  2005           2004
      -------------------------                  ----           ----
Audit fees (1)........................         $1,224          1,103
Audit-related fees(2)...............               30             41
Tax fees (3)...........................            22             95
All other fees.........................            --             --
                                               ------          -----
                                               $1,276          1,239
                                               ======          =====


(1) Fees for audit services include fees associated with the annual audit of the Company's financial statements, annual audit of the Company's internal control over financial reporting and reviews of the Company's quarterly financial statements.

(2) Fees for audit-related services primarily include fees associated with the annual audit of employee benefit plans and other audit services.

(3) Fees for tax services include fees associated with tax compliance, tax advice and tax planning.

     The Audit Committee has reviewed and discussed the fees of KPMG LLP during the last fiscal year for audit and non-audit services and has determined that the provision of the non-audit services are compatible with the firm's independence.
     Under its charter and in accordance with the Audit Committee Pre-Approval Policy, the Audit Committee must pre-approve all engagements of the Company's independent registered public accounting firm. The Audit Committee Pre-Approval Policy provides that the Audit Committee is required to pre-approve all audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services will not impair its independence. The Audit Committee has delegated the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that the need for pre-approval arises between Audit Committee meetings. If the Chairman approves any such engagements, he will report that approval to the Audit Committee at its next meeting. During 2005, each new engagement of the independent registered public accounting firm was approved in accordance with the policy.

PERFORMANCE GRAPHS

     The following performance graph sets forth the Company's cumulative total stockholder return during the five years ended December 31, 2005, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 2000 in the Company's common stock and in each of the related indices and assumes reinvestment of dividends.
     The Company's common stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading price. Therefore, the Company has provided a performance graph based on the Company's fiscal year end valuation (rather than the trading price at fiscal year end, representing the appraised value as of the prior fiscal quarter). For comparative purposes, additional information is provided based on the fiscal year end trading price of the Company's shares.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END VALUATION



              2000       2001      2002      2003       2004      2005
              ----       ----      ----      ----       ----      ----

 Publix     $100.00      85.53     80.92    109.40     137.12    174.29
 S&P 500     100.00      89.76     68.80     87.69      98.51    103.50
 Peer Group  100.00      81.50     51.58     58.48      60.13     61.61





Note reference is explained on page 14.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END TRADING PRICE


              2000       2001      2002      2003       2004      2005
              ----       ----      ----      ----       ----      ----

Publix      $100.00      87.81     79.84    101.41     128.67    171.70
S&P 500      100.00      89.76     68.80     87.69      98.51    103.50
Peer Group   100.00      81.50     51.58     58.48      60.13     61.61


(1) Companies included in the peer group are: A&P, Albertson's, Kroger, Safeway, Weis Markets and Winn-Dixie.


PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
TO ALLOW FOR A 5-FOR-1 STOCK SPLIT

     On November 9, 2005, the Board of Directors unanimously approved a 5-for-1 stock split of the Company's common stock to be effective on July 1, 2006. However, the Company did not have a sufficient number of authorized but unissued shares of the Company's common stock to effect the 5-for-1 stock split. Accordingly, the stock split approved by the Board of Directors was conditioned on the approval by the stockholders of an amendment to the Company's Restated Articles of Incorporation. This amendment would increase the number of authorized shares of the Company's common stock from 300,000,000 to 1,000,000,000 shares. The Board of Directors approved this amendment and directed the amendment to be placed on the agenda of the 2006 Annual Meeting of Stockholders for consideration of and to be voted upon by the stockholders.
     If the amendment is approved, the amendment will be promptly filed with the Florida Secretary of State and then the stock split will be effective on July 1, 2006. The stock split would be accomplished by directing stockholders of record as of the close of business on June 30, 2006, to retain their current stock certificates and by mailing to such stockholders new stock certificates representing four times the number of shares of common stock held by them as of the close of business on June 30, 2006. The certificates for the additional shares will be mailed to the stockholders approximately 45 days after the effective date. Stockholders should not send in their current stock certificates to the Company.
                                    14

     The proposed amendment in no way affects or alters the rights or privileges of current holders of the Company's common stock. Each share of common stock shall continue to be entitled to one vote upon all matters presented to meetings of stockholders.
     The proposed amendment to the Restated Articles of Incorporation will be approved if the votes cast in favor of the proposed amendment are greater than the votes cast in opposition of the proposed amendment. The Board of Directors recommends a vote FOR the amendment.

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be received at the Company's corporate office prior to November 16, 2006, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     At the date of this Proxy Statement, the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors,

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary


Lakeland, Florida
March 1, 2006


     The Company's annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 31, 2005, is being mailed with this proxy statement to stockholders of record and beneficial owners as of the close of business on February 9, 2006. This report may also be obtained electronically, free of charge, through the Company's website. The Company's website address is http://www.publix.com/stock.
                   ---------------------------

                            PUBLIX SUPER MARKETS, INC.
                          Annual Meeting of Stockholders
                             April 18, 2006 at 9:30 a.m.
               Publix Corporate Office, 3300 Publix Corporate Parkway
                              Lakeland, Florida 33811


The Publix Super Markets, Inc. Board of Directors recommends a vote FOR the nominees listed in Item 1 and a vote FOR Item 2. You are encouraged to specify your choice by marking the appropriate box, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The shares represented by this proxy card will not be voted unless you sign and return this card by April 18, 2006, and the signed card is received prior to the Annual Meeting of Stockholders.

If you plan to attend the Annual Meeting of Stockholders in person, please mark the appropriate box on the reverse side of this card.

Mark, sign, date and return your proxy card promptly using the enclosed envelope.

PROXY CARDS MUST BE RECEIVED PRIOR TO THE ANNUAL MEETING ON APRIL 18, 2006. YOUR VOTE IS VERY IMPORTANT TO US.

                                PUBLIX SUPER MARKETS, INC.
                       PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2006

The undersigned has received the Notice of Annual Meeting of Stockholders ("Meeting") to be held on April 18, 2006, the Proxy Statement dated March 1, 2006, and the 2005 Annual Report to Stockholders for the Meeting. The undersigned hereby appoints Howard M. Jenkins, Charles H. Jenkins, Jr. and William E. Crenshaw, or any of them, as proxies with full power of substitution, to vote all shares of Publix common stock that the undersigned is entitled to vote at the Meeting, and at any adjournments or postponements thereof, as described below. The undersigned acknowledges that the signing of this proxy revokes any and all proxies previously given to vote the shares represented by this proxy card at the Meeting.


1. Election of Directors:
   Nominees:  Carol Jenkins Barnett  Hoyt R. Barnett     Joan G. Buccino
              William E. Crenshaw    Sherrill W. Hudson  Charles H. Jenkins, Jr.
              Howard M. Jenkins      E. Vane McClurg     Kelly E. Norton
              Maria A. Sastre

   |_|        FOR all nominees listed above

   |_|        FOR, EXCEPT WITHHOLD VOTES FOR those nominees whose names have been crossed out above

   |_|        WITHHOLD VOTES for all nominees listed above

2. Amendment: Approval of an amendment to the Publix Super Markets, Inc. Restated Articles of Incorporation to increase the authorized number of shares of Publix common stock from 300,000,000 to 1,000,000,000, to allow for a 5-for-1 stock split.

   |_|      FOR         |_|   AGAINST     |_|   ABSTAIN

3. Other Matters:  The proxies named above,  in their  discretion,  may vote the
   shares  represented   by  this  proxy  card  upon such  other  matters as may
   properly come before the Meeting.

-------------------------  ------------ -------------------------  -------------
Signature                  Date         Signature if held jointly  Date

Note: Please sign exactly as your name appears hereon. Joint owners must each sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
  ENCLOSED ENVELOPE.


|_| I plan on attending the Annual Meeting of Stockholders in person on April 18, 2006.

|_| I have multiple accounts and do not want to receive Publix's Annual Report to Stockholders for this account.
   (You should leave this box unmarked on one proxy card.)

|_| The address listed below is incorrect.  My new address is:

                                    ---------------------------------------
                                    Street

                                    ---------------------------------------
                                    City              State        ZIP Code

              TO THE PARTICIPANTS OF THE PUBLIX SUPER MARKETS, INC.
                      EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")

                          Annual Meeting of Stockholders
                            April 18, 2006 at 9:30 a.m.
              Publix Corporate Office, 3300 Publix Corporate Parkway
                              Lakeland, Florida 33811

Dear ESOP Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholders ("Meeting") is being held on April 18 this year. At the Meeting, the Trustee of the ESOP, Hoyt
R. Barnett, or his designee, will vote the shares of Publix common stock allocated to your ESOP account according to your instructions. You may indicate your voting instructions on the attached proxy on the last page of this booklet. The Publix Board of Directors recommends a vote FOR the nominees listed in Item 1 and a vote FOR Item 2. If you indicate "WITHHOLD VOTES" for any or all director nominees on your proxy, the Trustee or his designee will not exercise voting rights for your ESOP shares with respect to such director nominees. If you indicate "ABSTAIN" for Item 2 on your proxy, the Trustee or his designee will not exercise voting rights for your ESOP shares with respect to such item. If your voting instructions as indicated on your properly signed proxy card are not received prior to the Meeting, or if this proxy card is not returned, the Trustee or his designee will vote your ESOP shares in his discretion.


If you plan to attend the Annual Meeting of Stockholders in person, please mark the appropriate box on the attached proxy on the last page of this booklet.

Thank you,


Plan Administrator
Publix Super Markets, Inc.

March 1, 2006



PROXY CARDS MUST BE RECEIVED PRIOR TO THE ANNUAL MEETING ON APRIL 18, 2006.

YOUR VOTE IS VERY IMPORTANT TO US.


VOTING CARD IS ON THE LAST PAGE OF THIS BOOKLET.

                             PUBLIX SUPER MARKETS, INC.
                REQUEST FOR VOTING INSTRUCTIONS IN CONNECTION WITH
          THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2006

The undersigned has received the Notice of Annual Meeting of Stockholders ("Meeting") to be held on April 18, 2006, the Proxy Statement dated March 1, 2006, and the 2005 Annual Report to Stockholders for the Meeting. The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan ("ESOP"), with respect to all shares of Publix common stock allocated to the ESOP account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOP (the "Account Shares"), hereby requests and instructs Hoyt R. Barnett, Trustee of the ESOP, or the Trustee's designee, as proxy to vote all of the Account Shares that the undersigned is entitled to vote at the Meeting, and at any adjournments or postponements thereof, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as described below. The undersigned acknowledges that the signing of this proxy revokes any and all proxies previously given to vote the Account Shares represented by this proxy card at the Meeting.

1. Election of Directors:
   Nominees:  Carol Jenkins Barnett
              Hoyt R. Barnett
              Joan G. Buccino
              William E. Crenshaw
              Sherrill W. Hudson
              Charles H. Jenkins, Jr.
              Howard M. Jenkins
              E. Vane McClurg
              Kelly E. Norton
              Maria A. Sastre

   |_|     FOR all nominees listed above

   |_| FOR, EXCEPT WITHHOLD VOTES FOR those nominees whose names have been crossed out above

   |_|     WITHHOLD VOTES for all nominees listed above

2. Amendment: Approval of an amendment to the Publix Super Markets, Inc. Restated Articles of Incorporation to increase the authorized number of shares of Publix common stock from 300,000,000 to 1,000,000,000, to allow for a 5-for-1 stock split.

           |_|     FOR         |_|   AGAINST      |_|   ABSTAIN

3. Other Matters: The Trustee of the ESOP or his designee, in such person's discretion, may vote the Account Shares represented by this proxy card upon such other matters as may properly come before the Meeting.

The Account Shares of the undersigned will be voted as instructed above by the Trustee or his designee if this proxy card is properly executed and received by the Plan Administrator prior to the Meeting on April 18, 2006. If no voting instructions are marked, or if this proxy card is not returned, the Trustee or his designee will vote the Account Shares in his discretion.


----------------------------------                     ------------------------
Signature                                              Date

Note: Please sign exactly as your name appears on the reverse side of this proxy card. When signing as attorney-in-fact, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

|_| I plan on attending the Annual Meeting of Stockholders in person on April 18, 2006.

PROMPTLY MARK, SIGN, DATE, TEAR ALONG THE PERFORATED LINE TO REMOVE PROXY CARD FROM BOOKLET, FOLD AND RETURN EITHER THROUGH PUBLIX'S UNMETERED MAIL SYSTEM
OR IN THE ENCLOSED ENVELOPE.

Return to:
Retirement Department
Publix Corporate Office
Lakeland